UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2011

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-09305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza

501 North Broadway, St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

(314) 342-2000

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    On April 7, 2011, Stifel Financial Corp. (the "Company") issued a press release announcing the retirement of Scott B. McCuaig as Senior Vice President and Director of the Company and as President, Co-Chief Operating Officer, and Director of Stifel, Nicolaus & Company, Incorporated, and as President and Director of Century Securities Associates, Inc., effective April 1. A copy of the press release regarding Mr. McCuaig's retirement is furnished hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

99.1	Press release dated April 7, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: April 7, 2011	By:	/s/ James M. Zemlyak
James M. Zemlyak
Senior Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated April 7, 2011.